Filed pursuant to 497(k)
File Nos. 333-48456 and 811-10183

BRIGHTHOUSE FUNDS TRUST I

SUPPLEMENT DATED JANUARY 27, 2020

TO THE

SUMMARY PROSPECTUS DATED APRIL 29, 2019

JPMORGAN SMALL CAP VALUE PORTFOLIO

Dennis S. Ruhl no longer serves as portfolio manager of the JPMorgan Small Cap Value Portfolio (the “Portfolio”), a series of Brighthouse Funds Trust I, and Wonseok Choi, Jonathan L. Tse, Akash Gupta and Lindsey Houghton each serve as a portfolio manager of the Portfolio. The following changes are made to the prospectus of the Portfolio.

The subsection entitled “Portfolio Managers” of the section entitled “Management” is deleted in its entirety and replaced with the following:

Portfolio Managers. Phillip D. Hart, CFA, Managing Director of JPMIM, has managed the Portfolio since 2013. Wonseok Choi, Managing Director of JPMIM, Jonathan L. Tse, CFA, Executive Director of JPMIM, Akash Gupta, CFA, Executive Director of JPMIM, and Lindsey Houghton, Executive Director of JPMIM, have each managed the Portfolio since November 2019.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH

THE SUMMARY PROSPECTUS FOR FUTURE REFERENCE